SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   May 19, 2004


                              THE DRESS BARN, INC.
             (Exact name of registrant as specified in its charter)


                                   Connecticut
                 (State or other Jurisdiction of Incorporation)


0-11736                                                06-0812960
Commission File                                     (I.R.S. Employer
Number)                                             Identification No.)


30 Dunnigan Drive, Suffern, New York                      10901
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:      (845) 369-4500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)     Exhibits

99.1    Press Release of The Dress Barn Inc. issued May 19, 2004



Item 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 19, 2004, The Dress Barn, Inc. issued a press release reporting its financial results for its third quarter and nine months ended April 24, 2004. The full text of this press release is furnished as Exhibit 99.1 to this report.



SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       THE DRESS BARN INC.
                                       (Registrant)


Date: May 19, 2004                     BY: /S/ ARMAND CORREIA
                                           Armand Correia
                                           Senior Vice President
                                           (Principal Financial
                                           and Accounting Officer)

                                  EXHIBIT INDEX


Exhibit Number    Description
--------------    --------------------------------------------------------
99.1            Press Release, issued May 19, 2004 of The Dress Barn, Inc.:
                "The Dress Barn, Inc. Reports Fiscal Third Quarter Earnings
                 Results"